Exhibit 10.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This is the first amendment (“First Amendment”), dated as of August 29, 2013, to that certain Asset Purchase Agreement, dated as of August 16, 2013 (the “Agreement”), by and among Hospitalists Management of New Hampshire, Inc., a New Hampshire corporation qualified to do business in Massachusetts (“Buyer”); InPatient Consultants of Massachusetts, P.C., a New Hampshire professional corporation qualified to do business in Massachusetts (“PC Buyer”) (each of Buyer and PC Buyer an “Acquiror” and, collectively, the “Acquirors”); Steward Medical Group, Inc., a Massachusetts not-for-profit corporation (“Seller”); and Steward Health Care System LLC, a Delaware limited liability company (“Owner”) (Seller and Owner, collectively, the “Selling Group”). Each of the Acquirors and the members of the Selling Group are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms not otherwise defined herein shall have the same meaning given to them in the Agreement.

WHEREAS, the Parties are parties to the Agreement pursuant to which PC Buyer will purchase at the Closing certain of Seller’s assets; and

WHEREAS, the Parties desire to amend the Agreement prior to the Closing as set forth herein.

NOW THEREFORE, in consideration of the promises and respective covenants and agreements contained herein, the Parties hereby agree, effective as of the date first written above, as follows:

1. Amendments to the Agreement.

(a) Section 2.1(p) is hereby deleted in its entirety and replaced with the following:

“PC Buyer shall have entered into a Master Hospitalist Services Agreement (the “Master Agreement”) in the form of Exhibit F, for services to be provided at Carney Hospital, Good Samaritan Medical Center, Merrimack Valley Hospital, Nashoba Valley Medical Center, Norwood Hospital, Quincy Medical Center, St. Elizabeth’s Medical Center, New England Sinai Hospital (Stoughton Campus, Tufts Campus, and Carney Campus), and Morton Hospital. The total compensation under the Master Agreement shall be Six Million Dollars ($6,000,000) annually, and up to an additional Two Million Dollars ($2,000,000) in reimbursement for Excess Provider Costs (as defined in the Master Agreement) during the first year of the Term; and”

(b) Exhibit F to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit F.

(c) Section 3.3 is hereby amended by adding the following after “Transferred Providers”: “, except with respect to any Transferred Provider that will continue to be employed by Seller or its Affiliates following the Closing,”;

Exhibit 10.2

(d) Section 5.2(e) of the Asset Purchase Agreement is hereby amended by adding the following new sentence before the last sentence of such provision:

All Transferred Providers and Morton Providers will be properly enrolled and credentialed with each of the payors related to the Business as of the Closing Date and until the billing arrangement is terminated in accordance with its terms.

(e) Section 5.8 is hereby amended by adding the following at the end of Section 5.8:

“After the Closing Date, Seller shall maintain its current policy for medical professional liability coverage at coverage limits no less than the policy limits in place immediately prior to Closing for Seller and all Providers continuing employment with Seller. In the event that Seller’s or any Provider’s current policy for medical professional liability coverage is terminated or there is a change in carrier, Seller shall ensure that it procures a replacement policy to cover itself and its Providers, as applicable, with a carrier whose AM Best rating is not lower than the rating of its current carrier at the time of the change. Upon termination of a Provider’s employment with Seller, Seller will procure professional malpractice tail coverage for such Provider.”

(f) The following new Section 5.17, Locums Tenens Fees, is hereby added to the Agreement:

“5.17 Locum Tenens Fees. During the period of September 1, 2013 through November 30, 2013, Seller shall reimburse PC Buyer for the cost of any locum tenens providers or other fill in providers paid at comparable rates to locums fees required by PC Buyer to provide hospitalist services at Kindred Hospital – Boston and/or Kindred Hospital Northeast – Stoughton pursuant to the Agreement For Hospitalist Services made December 1, 2011 by and among Seller, Kindred Hospitals East, L.L.C. d/b/a Kindred Hospital – Boston and Kindred Hospitals East, L.L.C., d/b/a Kindred Hospital Northeast – Stoughton, assigned to PC Buyer pursuant to this Agreement. Seller shall reimburse PC Buyer at the rate of One Thousand Dollars ($1,000) per locum tenens shift.”

(g) The Disclosure Schedules attached to the Agreement are hereby deleted in their entirety and replaced with the Disclosure Schedules attached hereto.

(h) The following new Section 5.18, Waiver of Certain Non-Competition Covenants, is hereby added to the Agreement:

5.18 Waiver of Certain Non-Competition Covenants. Notwithstanding anything contained in Exhibit D, the Seller Noncompetition Agreement, and Exhibit E, the Owner Noncompetition Agreement, PC Buyer agrees that Seller and Owner shall not be in breach of their respective Noncompetition Agreements if either Seller or New England Sinai Hospital, A Steward Family Hospital, Inc. provides night hospitalist coverage for the Stoughton or Tufts Medical Center campuses of such facility in a manner permitted by the Master Agreement.

Exhibit 10.2

2. Full Force and Effect. Except as expressly amended and modified pursuant to this First Amendment, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

3. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without application of principles of conflicts of laws).

4. Counterpart; Facsimile Signatures. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same First Amendment. Facsimile signatures on this First Amendment shall be deemed original signatures.

[Signature page follows.]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed under seal as of the day and year first above written.

PC BUYER:	INPATIENT CONSULTANTS OF MASSACHUSETTS, P.C.

Address for Notice:	By:
	Name:	Adam D. Singer, M.D.
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Title:	President
with a copy to (which shall not constitute notice): 4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

[Signature Page to Amendment]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed under seal as of the day and year first above written.

BUYER:	HOSPITALISTS MANAGEMENT OF NEW HAMPSHIRE, INC.

Address for Notice:	By:
	Name:	Adam D. Singer, M.D.
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Title:	President
with a copy to (which shall not constitute notice): 4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

[Signature Page to Amendment]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed under seal as of the day and year first above written.

SELLER:	STEWARD MEDICAL GROUP, INC.

By:
Address for Notice:	Name:	Michael Callum, M.D.
	Title:	President

500 Boylston Street, 5th Floor
Boston, MA 02116
FAX: 617-419-4800 with a copy to
(which shall not constitute notice):

500 Boylston Street, 5th Floor
Boston, MA 02116
FAX: 617-419-4800

[Signature Page to Amendment]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed under seal as of the day and year first above written.

OWNER:	STEWARD HEALTH CARE SYSTEM LLC

By:
Address for Notice:	Name:	Joseph C. Maher, Jr., Esq.
	Title:	Secretary

500 Boylston Street, 5th Floor
Boston, MA 02116
FAX: 617-419-4800 with a copy to
(which shall not constitute notice):

500 Boylston Street, 5th Floor
Boston, MA 02116
FAX: 617-419-4800

[Signature Page to Amendment]

Exhibit 10.2

EXHIBIT F

FORM OF MASTER HOSPITALISTS SERVICES AGREEMENT

(see attached)

Exhibit 10.2

UPDATED DISCLOSURE SCHEDULES

(see attached)